We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our reports dated June 7, 2000, in this Registration Statement (Form N-1A No. 33-39029) of Liquid Institutional Reserves (comprising, the Money Market Fund, Government Securities Fund and Treasury Securities Fund).


                                                  /s/ ERNST & YOUNG LLP
                                                  ---------------------
                                                  Ernst & Young LLP


New York, New York
August 25, 2000